Corporate Presentation July 2012 Exhibit 99.1

Mission La Jolla Pharmaceutical is Committed to Discovering and Developing Novel Therapies Designed to Modulate Immune Function to Treat Organ Failure and Cancer 2

Corporate Highlights

Technology
• Immune therapy platform targeting, Galectin-3, an emerging key with a demonstrated role in organ failure and cancer via immune regulation
• Clear path to proof-of-concept
Pipeline
• Product candidate: GCS-100 - Leading, clinical stage galectin-3 antagonist
May prevent or reverse organ failure by mediating fibrosis via galectin-3 sequestration
Binds galectin-3 and reverses T-cell suppression
Extensive clinical data with clear single agent activity and favorable safety profile
Management and Investors
• Experienced and driven
Milestones
• Near-term, cost-efficient clinical and preclinical milestones to drive value

Robust Product Pipeline
Robust Product Pipeline

Products Program/Indication R&D IND Phase 1 Phase 2 Phase 3
GCS-100
Cancer with Renal Insufficiency
Cancer Immunotherapy
Prevention of Chemotherapy Toxicity
End-Stage Renal Disease
LJPC-101
Renal Transplantation
End-Stage Renal Disease
LJPC-201
Heart Failure
Hepatic Fibrosis
LJPC-301
Cancer – Solid Tumors

Galectins and Galectin-3
• Galectins are proteins that can
bind to sugars proteins to modulate
function and communication
• Normally present at low concentration, but up-regulated in cancer and organ failure

GCS-100: The Lead Galectin-3 Antagonist
GCS-100: The Lead Galectin-3 Antagonist
• GCS-100 is a well-characterized, complex sugar
• GCS-100 binds to and neutralizes galectin-3. Binding activity is localized to the galactose containing side-branches
• Patented manufacturing process required for biologic activity;
unmodified pectin has reduced biologic activity

GCS-100

Galectin-3 and Organ Failure
Galectin-3 and Organ Failure
• Galectin-3 knockout mice develop significantly less kidney fibrosis and failure after damage compared to normal mice
• Galectin-3 knockout mice do not develop liver fibrosis when exposed to toxin
• Galectin-3 serum assay is FDA approved to identify patients at risk for death due to heart failure
• Serum galectin-3 levels identify patients with end-stage renal disease who are at highest risk for death
7
4
5
3
1,2
1
The American Journal of Pathology, 2008; Vol. 172, No. 2: 288-298.
2
Transplantation International, 2008; Vol. 21, No. 10: 999-1007.
3
Proceedings of the National Academy of Sciences, 2006; Vol. 103, No. 13: 5060-5065.
4
Annals of Medicine, 2011; 43: 60–68.
5
Galectin-3 and Outcomes in Patients with End-Stage Renal Disease: Data from the German Diabetes and Dialysis Study, presented by Rudolf de Boer, MD, PhD,
Associate Professor of Cardiology at the University of Groningen, the Netherlands; American Heart Association Scientific Presentation,
November 2011.

Galectin-3 in ESRD: 2011 AHA Presentation
Galectin-3 in ESRD: 2011 AHA Presentation

1 Department of Cardiology, University Medical Center Groningen, The Netherlands
2 Department of Medicine, Division of Nephrology, University Hospital Würzburg, Germany
Galectin-3 and Cardiovascular Outcomes in Patients
with End-Stage Renal Disease
Data from the German Diabetes and Dialysis Study
Rudolf A. de Boer MD
¹
Christoph Wanner MD
²
Katja Blouin MSc
²
Christiane Drechsler MD
²

Galectin-3 in ESRD:
Galectin-3 in ESRD:
2011 AHA Presentation Conclusions
2011 AHA Presentation Conclusions
• Galectin-3 levels are extremely elevated in patients with ESRD on hemodialysis
• High galectin-3 in independently associated with stroke, CV events, all-cause and infectious mortality in dialysis patients

Galectin-3: Promotes Organ Failure
Galectin-3: Promotes Organ Failure
via Scar Formation
via Scar Formation
• Mice genetically altered to lack
galectin-3 produce much less
scar tissue in the kidney after
injury. Normal (wild-type, WT)
mice or galectin-3 knockout mice
were either left alone (-) or
surgically injured by obstructing
the outflow of urine from the
kidney (UUO). The amount of
collagen and procollagen
produced is a measure of scar
formation. As indicated, galectin-
3 knockout mice produced much
less scaring.

The American Journal of Pathology, 2008; Vol. 172, No. 2: 288-298.

Galectin-3 and Cancer
Galectin-3 and Cancer
• Over-expression of galectin-3 correlates with aggressiveness and relapse in multiple human cancers 1,2
• Galectin-3 expression via transfection increases metastasis in animal models 1,2
• Galectin-3 suppresses anti-tumor T-cell activity
3
• Lung tumorigenesis is reduced in galectin-3-/- vs. wild-type mice 4
• Galectin-3 knockdown reduces proliferation and tumor growth 5
11
1
Reviewed in: Liu, F., et al. 2005. Galectins as Modulators of Tumour Progression. Nature Reviews Cancer. 5:29-41proliferation ane
2
Reviewed in: Takenaka, Y., et al. 2004. Galectin-3 and Metastasis. Glycoconj J. 19:543-549
3
Demotte, N. et al. 2008. Restoring the Association of the T Cell Receptor with CD8 Reverses Anergy in Human Tumor-Infiltrating Lymphocytes. Immunity 28, 414-424
4
Abdel-Aziz, H., et al. 2008. Targeted Disruption of the Galectin-3 Gene Results in Decreased Susceptibility to NNK-Induced Lung Tumorigenesis:
An Oligonucleotide Microarray Study. J Cancer Res Clin Oncol. 134:777-788
5
Peng W, et al. 2008. Tumor Associated Galectin-3 Modulates the Function of Tumor Reactive T-cells. Cancer Research 68:7228-7236.

Galectin-3 Expression Correlates with
Galectin-3 Expression Correlates with
Reduced Patient Survival
Reduced Patient Survival
• Survival curve of colorectal cancer
patients with positive and negative
galectin-3 expression. The
prognosis of patients was
significantly worse in patients with
galectin-3-positive expression
(purple line) than in galectin-3-
negative patients (blue line)
(p=0.0027).
12
Anticancer Research 25: 3117-3122 (2005)
Galectin-3 Expression is a Potential
Galectin-3 Expression is a Potential
Prognostic Marker in Colorectal Cancer
Prognostic Marker in Colorectal Cancer

Galectin-3 Suppresses T-Cell Activation
Galectin-3 Suppresses T-Cell Activation

Source: Pierre van der Bruggen, Ludwig Institute for Cancer Research
Galectin-3
Galectin-3 binding to cell surface glycoproteins blocks
Galectin-3 binding to cell surface glycoproteins blocks
co-receptor association and cell signal transmission
co-receptor association and cell signal transmission

GCS-100 Reverses Galectin-3 T-Cell Suppression 14 Source: Pierre van der Bruggen, Ludwig Institute for Cancer Research Galectin-3 GCS-100

GCS-100 Reverses Galectin-3
T-Cell Suppression
• T-cells were collected from 4 ovarian cancer patients and tested for their ability to kill the tumor (T-cell Activity). Untreated cells have little activity.
After treating the T-cells with either an antibody to galectin-3 (purple) or with
GCS-100 (blue), the T-cells regain their activity and ability to kill the tumor.

Source:  Dermotte et al.  A Galectin-3 Ligand Corrects the Impaired Function of Human CD4 and CD8 Tumor-Infiltrating Lymphocytes and
Favors Tumor Rejection in Mice, Cancer Research, Oct 1, 2010 70 (19), pgs. 7476-7488

GCS-100 Improves Melanoma
GCS-100 Improves Melanoma
Cancer Vaccine
Cancer Vaccine
• Animals treated with GCS-100 in addition to a vaccine against the tumor live much longer than untreated animals or animals treated with vaccination or GCS-100 alone

Source:  Dermotte et al.  A Galectin-3 Ligand Corrects the Impaired Function of Human CD4 and CD8 Tumor-Infiltrating Lymphocytes and
Favors Tumor Rejection in Mice, Cancer Research, Oct 1, 2010 70 (19), pgs. 7476-7488

GCS-100 Clinical Summary
GCS-100 Clinical Summary
• >140 patients dosed in 9 Phase 1 and Phase 2 clinical trials
Significant clinical activity in multiple cancers, including chronic lymphocytic leukemia (CLL), multiple myeloma (MM), renal cell carcinoma
• Pharmacokinetic parameters established
Single- and multiple-dose administration of 30-160 mg/m
²
– Once daily for 5 consecutive days (21-day cycle)
– Effective half-life of 36 hours
• Demonstrated single-agent activity
•
Broad-based synergy in vitro with both chemotherapy and
other targeted agents

GCS-100 Side Effects Consistent with
GCS-100 Side Effects Consistent with
Immune Modulation
Immune Modulation
• Doses up to 160 mg/m
²
well tolerated in 24-patient solid tumor study
No hematological toxicity
Only drug-related grade 3 AEs = rash (8%), arthralgia (8%) and myalgia
(4%), all consistent with immune effects
• Dose-Limiting Toxicity
Grade 3 rash
• Rash
Immune-mediated leucoclastic vasculitis
Responds to systemic steroid therapy
Not associated with additional organ involvement
Develops during, or within 1-2 days after completion of, dosing during a treatment cycle
No clinical reports of skin desquamation, necrosis, or ulceration
Did not preclude additional treatment cycles with GCS-100

Phase 2a Single-Agent CLL Study: Design
Phase 2a Single-Agent CLL Study: Design
• Enrolled 24 patients with one or two prior therapies
Median age 67 years old; 15 patients > 67 years, 4 > 80 years
Prior therapies include Fludara-, Rituxan- and chlorambucil-
containing regimens
• Dosing regimen
160 mg/m
²
i.v. daily for 5 days on 21-day cycle
Regimen from Phase 1 solid tumor study
Short (~1 hour) infusion
No steroid prophylaxis
• Primary objectives
Evaluate the short-term effect of GCS-100 on markers of cell death
Evaluate decreases in peripheral leukocyte count

Phase 2a Single-Agent CLL Study: Results
Phase 2a Single-Agent CLL Study: Results
• GCS-100 was well tolerated
Minimal hematologic toxicity
1 patient discontinued due
to grade 3 rash
No drug-related SAEs
• In vivo evidence of caspase activation and apoptotic cell death observed
1
• Preliminary data indicate 6/24 patients (25%) achieved PR and
12/24 (50%) achieved SD, for a 75% disease control rate
2
3 Patients >50% decrease in LN size
1 Patient >50% decrease in WBC with LN shrinkage
2 Patients >50% decrease in WBC

1 Cotter F. et al. 2008. 10th International Conference on Malignant Lymphoma
2 Cotter F. et al. 2009. 45th American Society of Clinical Oncology Annual Meeting

GCS-100 Clinical Summary
GCS-100 Clinical Summary
• Clinical activity in multiple cancers, including chronic
lymphocytic leukemia (CLL), multiple myeloma (MM), and
renal cell
• Well tolerated and has low toxicity based on >140 patients treated
•
Broad-based synergy in vitro with both chemotherapy and
other targeted agents
• Single agent activity observed
• Rash, arthralgias, myalgias and increase in neutrophil count consistent with immune effects

Next Steps: Clinical Trial Rational
Next Steps: Clinical Trial Rational
• Galectin-3 is is increased in patients with ESRD and the level correlates to overall survival
• Galectin-3 knockout mice develop less kidney scar after injury
• Patients with ESRD have no existing therapeutic options
outside of renal transplantation
• ESRD patients have a high mortality rate and biomarkers
correlate with survival
Albumin
Galectin-3
Preservation of urine output

Next Steps: Clinical Trial Rational
Next Steps: Clinical Trial Rational
• GCS-100 has shown single-agent activity in cancer
• Galectin-3 is is increased in patients with renal failure
• Galectin-3 knockout mice develop less kidney scar after injury
• Cancer therapies often cause kidney injury and scar formation with reduced renal function
• There are no approved therapies for treating renal insufficiency in cancer patients

Next Steps: Phase 1/2 Study in Cancer
Next Steps: Phase 1/2 Study in Cancer
Patients with Renal Insufficiency
Patients with Renal Insufficiency
• Advanced-stage cancer patients (n=18)
• GCS-100 alone 160 mg/m
2
weekly
• Compare baseline to post-treatment:
Serum galectin-3
Renal function
Tumor response
Immune parameters

Intellectual Property Position
Intellectual Property Position

Title Status Coverage Expiration
Modified Pectins,
Compositions and
Methods Related Thereto
Issued
US 8,128,966
Methods for making biologically active
modified or unmodified pectin using  tangential
flow filtration having a molecular weight
between 10 and 250 kD.
2028
Modified Pectins,
Compositions and
Methods Related Thereto
Alllowed
US 13/357,325
Biologically active pectin (MW 10-250 kD)
from modified or unmodified pectin using
tangential flow filtration.
2025
Modified Pectins,
Compositions and
Methods Related Thereto
Pending
US 13/400,007
Highly bioactive forms of modified pectin and
methods of making modified pectin of high
molecular weights and/or lacking low
molecular weight materials
2025
Compositions and Uses
of Galectin Antagonists
Pending
US 11/803,150
Methods for reducing the rate of cancer growth
by treating with a galectin inhibitor, such as
modified pectin, and a topoisomerase inhibitor
2027

Corporate Highlights
Corporate Highlights
Technology
•
•
Pipeline
•
May prevent or reverse organ failure by mediating fibrosis via galectin-3 sequestration
Binds galectin-3 and reverses T-cell suppression
Extensive clinical data with clear single agent activity and favorable safety profile
Management and Investors
•
Milestones
•
26
Immune therapy platform targeting, Galectin-3, an emerging key with a demonstrated role in organ failure and cancer via immune regulation
Clear path to proof-of-concept
Product candidate: GCS-100 - Leading, clinical stage galectin-3 antagonist
Experienced and driven
Near-term, cost-efficient clinical and preclinical milestones to drive value

Thank You